UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2005

VIROLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30369	94-3234479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Oyster Point Blvd. South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 635-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On August 10, 2005, ViroLogic, Inc. (the “Company”) dismissed its current independent registered public accounting firm, Ernst & Young LLP. On August 15, 2005, the Company engaged PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ending December 31, 2005. PricewaterhouseCoopers LLP acted as the independent registered public accounting firm for Aclara Biosciences, Inc. for the two fiscal years ended December 31, 2004. The dismissal of Ernst & Young LLP and the engagement of PricewaterhouseCoopers LLP were approved by the audit committee of the board of directors of the Company.

The audit reports of Ernst & Young LLP on the financial statements of ViroLogic, Inc. as of and for the two fiscal years ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During ViroLogic’s two fiscal years ended December 31, 2004, and during the subsequent interim period preceding the dismissal of Ernst & Young LLP, there was no disagreement between ViroLogic and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years; and for the same periods there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young LLP with a copy of the foregoing disclosures and requested that Ernst & Young LLP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A letter from Ernst & Young LLP to the Securities and Exchange Commission, dated August 16, 2005, is attached hereto as Exhibit 16.1.

During the Company’s two fiscal years ended December 31, 2004, and during the subsequent interim period preceding the engagement of PricewaterhouseCoopers LLP, the Company did not consult with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events described in Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated August 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViroLogic, Inc.
(Registrant)

Date: August 16, 2005	By:	/s/ Kathy L. Hibbs
Kathy L. Hibbs
Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated August 16, 2005.